                                                                     Exhibit 24

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                              Richard A. Clarke
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                               Boh A. Dickey
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                              Jerome C. Knoll
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                              Vivian W. Piasecki
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                              Gregory L. Quesnel
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                                 Toni Rembe
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                                Judith M. Runstad
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                            Frederick T. Weyerhaeuser
                                 (DIRECTOR)

                                POWER OF ATTORNEY

     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 1, 2002.

                            William T. Weyerhaeuser
                                 (DIRECTOR)